SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549

                                   __________


                                   FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported)     JUNE 15, 1998


                        UNITED STATES FILTER CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


              DELAWARE                 1-10728               33-0266015
   ----------------------------      ------------        ------------------
   (State or other jurisdiction      (Commission          (I.R.S. Employer
       of incorporation or           File Number)        Identification No.)
          organization)


   40-004 COOK STREET, PALM DESERT, CALIFORNIA                92211
   -------------------------------------------              ----------
   (Address of principal executive offices)                 (Zip Code)


   Registrant's telephone number, including area code    (760) 340-0098



 ITEM 5. OTHER EVENTS

      On June 15, 1998, United States Filter Corporation, a Delaware Corporation ("U.S. Filter"), issued the press release attached hereto as
 Exhibit 99.1, announcing the completion of U.S. Filter's acquisition of Culligan Water Technologies, Inc., a Delaware corporation ("Culligan"). The acquisition was effected by means of the merger (the "Merger") of Palm Water Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of U.S. Filter, with and into Culligan, with Culligan surviving the Merger as a wholly owned subsidiary of U.S. Filter. The Merger was effected on June 15, 1998 after both U.S. Filter and Culligan received stockholder approval for the Merger at special meetings of stockholders held on such date.

 ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

 (c)  Exhibits

 EXHIBIT      DESCRIPTION
 -------      ------------
  99.1        Press Release of United States Filter Corporation dated
              June 15, 1998.





                                 SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

      Dated:  June 23, 1998

                                       UNITED STATES FILTER CORPORATION


                                       By:  /s/ Damian C. Georgino
                                          --------------------------------
                                          Name:  Damian C. Georgino
                                          Title: Executive Vice President,
                                                   General Counsel and
                                                   Corporate Secretary